West Pharmaceutical Services’
Acquisition of

The Tech Group

May 24, 2005

Safe Harbor Statement

Certain statements contained in this presentation and certain statements that may be made by management of the Company orally may contain forward-
looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results.

Because actual results are affected by risks and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement.

It is not possible to predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include, but are not limited to: sales demand; the timing and commercial success of customers' products incorporating the Company’s products and services; maintaining or improving production efficiencies and overhead absorption; competition from lower cost providers, particularly in the
European market; the Company's ability to develop and market value-added products; the average profitability, or mix, of products sold in a reporting period;
financial performance of unconsolidated affiliates; strength of the US dollar in relation to other currencies, particularly the Euro, UK pound, Danish Krone and
Singapore Dollar; inflation; US and international interest rates; returns on pension assets in relation to the expected returns employed in preparing the
Company's financial statements; raw material price escalation, particularly petroleum-based raw materials and energy costs; the resolution of Kinston-
related litigation and the adequacy of related insurance coverage; and the realization of the Company's investment in the clinical services operation upon disposition.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in the Company's 10-K, 10-Q and 8-K reports.

In presenting this material or responding to inquiries in connection with a presentation, management may refer to results or performance measures that are not prepared in accordance with US Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s recent 10Q and 8-K filings.  These are Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.  Those 10-Q and 8-K filings include reconciliations of the GAAP and Non-GAAP results.

Transaction Overview

Definitive agreement announced April 29, 2005

Total Purchase price: $140 million

$20 million escrow for possible claims against reps and
warranties

$14 million escrow for performance milestones

Financed with available cash and new bank and private lender debt

West acquired The Tech Group’s nine production facilities in
Arizona, Michigan, Indiana, Puerto Rico, Mexico and Ireland, their trade name and existing customer contracts

Closed on May 20, 2005

Deal expected to add $0.02 to $0.05 to WST 2005 EPS on $70MM in revenue

Consumer
24%
Healthcare
76%

Healthcare
Consumer,
70%

Plastics Market Segments ‘04

Tech Group

West

$74.2M

$65.0MM

Evaluation Summary

Highly complementary

critical functions, culture, and management teams

Key platforms for future growth

Opportunity to expand consumer and assembled device
businesses

EU presence in pulmonary segment

Western US exposure to device OEM’s

Synergies come in two forms

Operational efficiencies

Potential to win new programs with combined technologies

Selected Major Customers

B. Braun

Baxter

Becton Dickinson

Ciba Vision

Gen-Probe

Gemplus

General Electric

Guidant

Hewlett Packard

Johnson & Johnson

Medtronic

Merck

Nektar Therapeutics

Ocular Science

Pall Medical

Proctor & Gamble

Sanford North America

Schering Plough

Wyeth